UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2005

                            COFFEE HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      001-32491                  11-2238111
          ------                      ---------                  ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

 4401 First Avenue, Brooklyn, New York                             11232-0005
 -------------------------------------                             ----------
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (718) 832-0800

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

            (b) On August 11, 2005, Coffee Holding Co., Inc. accepted the resignation of Sal Reda from the Board of Directors.

            (d) On August 11, 2005, John Rotelli was appointed to the Board of Directors of Coffee Holding Co., Inc. Mr. Rotelli has over twenty five years of experience in the coffee industry and is currently Vice President of L.J. Cooper Company, one of the largest green coffee brokers and agents in North America. He is also Vice Chairman of the Green Coffee Association. Mr. Rotelli will serve on the Nominating and Corporate Governance Committee and as Chairman of the Compensation Committee of the Board of Directors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2005                 COFFEE HOLDING CO., INC.

                                       By:  /s/ Andrew Gordon
                                            ---------------------------
                                            Name:  Andrew Gordon
                                            Title: President and Chief Executive
                                                   Officer